UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2008 (February 11, 2008)

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RUDY NUTRITION
(Exact name of registrant as specified in its charter)

Nevada	000-32849	11-2751630
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

P.O. Box 93507, Las Vegas, NV 89118
(Address of principal executive offices, including zip code)

(866)783-9738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2:  FINANCIAL INFORMATION

Item 2.01    Completion Of Acquisition Or Disposition Of Assets

On February 11, 2008, Rudy Nutrition (“Nutrition”) completed the acquisition of Rudy Beverage, Inc. (“Rudy”).  With the acquisition of Rudy, Nutrition has become a manufacturer of health conscious beverages. Under the terms of the acquisition, Rudy issued 35,000,000 shares of its restricted common stock in exchange for 100% of the issued and outstanding shares of Rudy.

Rudy was incorporated in Nevada in November 2005 to develop and sell health conscious beverages as an alternative to sugar laden sodas and sports drinks.  With some professional assistance, Rudy developed “Rudy Revolution” to target the active individual and “Rudy Flying Colors” for children.  Both formulas included a beneficial mixture of vitamins, electrolytes, carbohydrates and utilized xylitol as an alternative sweetener.

Item 3.02    Unregistered Sales Of Equity Securities

In connection with the transaction described in Item 2.01 above, Rudy issued the 35,000,000 Rudy Shares of its restricted common stock, effective as of February 11, 2008.  The issuance was exempt from registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 5.01    Changes In Control Of Registrant

Previously provided.

SECTION 9:  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements And Exhibits

(a)
Financial Statements of Business Acquired:  Audited financial statements of Rudy Beverage, Inc. for the year ended June 30, 2007 and from inception (November 10, 2005) to June 30, 2006 are included herewith as Exhibit 99.1.  Audited financial statements of Rudy Nutrition for the years ended June 30, 2007 and 2006 are included herewith as Exhibit 99.2.  Unaudited financial statements of Rudy Nutrition for the six months ended December 31, 2007 and 2006 are included herewith as Exhibit 99.3.  Unaudited financial statements of Rudy Beverage, Inc. for the six months ended December 31, 2007 and 2006 are included herewith as Exhibit 99.4.

(b)
Pro Forma Financial Information:  Pro forma financial information as of December 31, 2007 and for the year ended June 30, 2007 and the six months ended December 31, 2007 is included herewith as Exhibit 99.5, together with notes thereto.

(c)	Exhibits:

Exhibit No.	Description
++ 10.1	Stock for Stock Exchange Agreement dated as of January 21, 2008
** 23.1	Consent of Moore & Associates, Chartered;
++ 99.1	Rudy Beverage, Inc. audited historical financial information as of June 30, 2007and 2006.
•	Balance sheets as of June 30, 2007 and 2006;
•	Statements of Operations for the year ended June 30, 2007 and the period from inception (April 6, 2006) through December 31, 2006;
•	Statements of Stockholders’ Equity (Deficit) for the year ended June 30, 2007 and the period from inception (April 6, 2006) through December 31, 2006;
•	Statements of Cash flows for the year ended June 30, 2007 and the period from inception (April 6, 2006) through December 31, 2006;
•	Notes to financial statements.
** 99.2	Rudy Nutrition audited historical financial information as of June 30, 2007 and 2006.
•	Balance sheets as of June 30, 2007 and 2006;
•	Statements of operations for the years ended June 30, 2007 and 2006;
•	Statements of stockholders’ equity (deficit) for the years ended June 30, 2007 and 2006;
•	Statements of cash flows for the years ended June 30, 2007 and 2006;
•	Notes to financial statements.
** 99.3	Rudy Nutrition unaudited historical financial information as of December 31, 2007 and for the three and six months ended December 31, 2007 and 2006.
•	Balance sheets as of December 31, 2007 (Unaudited) and June 30, 2007;
•	Statements of operations for the three and six months ended December 31, 2007 and 2006;
•	Statements of cash flows for the six months ended December 31, 2007 and 2006;
•	Notes to financial statements.
** 99.4	Rudy Beverage, Inc. unaudited historical financial information as of December 31, 2007 and for the three and six months ended December 31, 2007 and 2006.
•	Balance sheets as of December 31, 2007 (Unaudited) and June 30, 2007;
•	Statements of operations for the three and six months ended December 31, 2007 and 2006;
•	Statements of cash flows for the six months ended December 31, 2007 and 2006;
•	Notes to financial statements.
** 99.5	Rudy Nutrition and Rudy Beverage, Inc. pro forma financial information as of December 31, 2007, for the six months ended December 31, 2007 and for the year ended June 30, 207.
•	Pro forma balance sheets as of December 31, 2007;
•	Pro forma statement of operations for the six months ended December 31, 2007;
•	Pro forma statement of operations for the year ended June 30, 2007;
•	Notes to pro forma financial statements.

** Included herewith
++ Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDY NUTRITION

Date: April 24, 2008	By:	/s/ Daniel E. Ruettiger
Daniel E. Ruettiger
Chief Executive Officer